Lifecore Biomedical, Inc March 2024 Supplemental Financial Information FY23 10-K Restatement Summary Exhbit 99.2

FY23 Form 10-K Restatement Summary The FY23 Annual Report on Form 10-K filing contains the restatement of previously issued consolidated financial statements as of and for the fiscal years ended May 29, 2022 (“FY22”) and May 30, 2021 (“FY21”) included in the Company’s Annual Report on Form 10-K/A for the year ended May 29, 2022 filed with the SEC, the Company’s unaudited consolidated financial statements as of and for the periods ending August 30, 2020, November 29, 2020, February 28, 2021, August 29, 2021, November 28, 2021, February 27, 2022, August 28, 2022, November 27, 2022 and February 26, 2023 included in the Company’s Quarterly Reports on Form 10-Q filed with the SEC (collectively, the “Prior Financial Statements”). The restatements correct errors involving the calculation of capitalized interest, valuation of inventories, and certain other adjustments related to previously divested businesses reflected in the Prior Financial Statements. In addition, the Company has adjusted certain other items that were previously identified and concluded as immaterial, individually and in the aggregate, to the Prior Financial Statements. The more significant restatement adjustments to the Lifecore segment financial statements contained in the Prior Financial Statements, are described as follows: • The Company restated inventories and cost of sales to write down inventories to their net realizable value as well as recording reserves for excess and obsolete inventories in FY22 and FY21 which reduced inventories and increased cost of sales during those periods. • The Company restated property and equipment and interest expense to record capitalized interest on assets under construction in FY22 and FY21 which increased property and equipment and reduced interest expense during those periods. • The Company restated the Lifecore segment revenues and cost of sales in FY21 to gross up revenues and cost of sales for certain performance obligations the Company acted as a principal in the arrangements. • The Company recorded an accounts receivable reserve for a specific customer in FY21 and FY22 resulting in a decrease to accounts receivables and an increase to selling, general, and administrative expenses. • The Company restated FY21 opening retained earnings to account for the cumulative effect of the above restatements. The more significant restatement adjustments to the Company’s former Curation Foods segment financial statements are described as follows: • The Company restated FY21 opening retained earnings related to its former Curation Foods businesses non-current other receivables that were not collectable prior to the fiscal year periods presented in the consolidated FY23 financial statements. • The Company restated the presentation of certain operating costs and expenses of continuing operations and discontinued operations affecting FY22 and FY21. 2

This supplemental financial presentation contains non-GAAP financial information, including with respects to EBITDA, adjusted EBITDA, Lifecore segment adjusted EBITDA, and Other segment adjusted EBITDA. The Company has included reconciliations of these non-GAAP financial measures to their respective most directly comparable financial measures calculated in accordance with GAAP. The Company defines EBITDA as earnings before interest, income tax expense (benefit), and depreciation and amortization. The Company defines adjusted EBITDA as EBITDA before certain restructuring and other non-recurring charges. The Company has disclosed these non-GAAP financial measures to supplement its consolidated financial statements presented in accordance with GAAP in its Annual Report on Form 10-K filed with the SEC. These non-GAAP financial measures exclude/include certain items that are included in the Company’s results reported in accordance with GAAP. Management believes these non-GAAP financial measures provide useful additional information to investors about trends in the Company’s operations and are useful for period-over-period comparisons. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP financial measures may not be the same as similar measures provided by other companies due to the potential differences in methods of calculation and items being excluded/included. These non-GAAP financial measures should be read in conjunction with the Company’s consolidated financial statements presented in accordance with GAAP. 3 Non-GAAP Measures

Lifecore Segment Restated Financials

($ in thousands)	Fiscal Year Ended May 30, 2021	Fiscal Year Ended May 29, 2022	Quarter Ended August 28, 2022	Quarter Ended November 27, 2022	Quarter Ended February 26, 2023	Nine Months Ended February 26, 2023	Quarter Ended May 28, 2023 (5)	Year Ended May 28, 2023 (5)
Period Ended As Reported (1)								
Net sales	$ 98,087	$ 109,320	$ 23,703	$ 21,691	$ 26,330	$ 71,724	$ 31,545	$ 103,269
Gross profit	38,265	43,746	6,101	6,675	6,072	18,848	8,394	27,242
Net income (loss) from continuing operations	14,461	16,675	502	916	851	2,269	2,780	5,049
Income tax expense (benefit)	4,568	5,266	158	290	268	716	554	1,270
Depreciation and amortization	5,502	6,673	1,771	1,843	1,878	5,492	2,016	7,508
Interest income	-	72	15	16	16	47	15	62
Restatements / adjustments (2,3)								
Net sales	$ 492	$ 40	$ 21	$ 173	$ 206	$ 400	$ (400)	$ -
Gross profit	(533)	(3,863)	(127)	(987)	2,469	1,355	(737)	618
Net income (loss) from continuing operations	(573)	(39)	31	(697)	2,557	1,891	(2,058)	(167)
Income tax expense (benefit)	(482)	(3,824)	(158)	(290)	(288)	(736)	1,009	273
Depreciation and amortization	-	83	30	31	31	92	(74)	18
Interest income	-	-	-	-	-	-	-	-
Period Ended, As Restated (4)								
Net sales	$ 98,579	$ 109,360	$ 23,724	$ 21,864	$ 26,536	$ 72,124	$ 31,145	$ 103,269
Gross profit	37,732	39,883	5,974	5,688	8,541	20,203	7,657	27,860
Net income (loss) from continuing operations	13,888	16,636	533	219	3,408	4,160	722	4,882
Income tax expense (benefit)	4,086	1,442	-	-	(20)	(20)	1,563	1,543
Depreciation and amortization	5,502	6,756	1,801	1,874	1,909	5,584	1,942	7,526
Interest income	-	72	15	16	16	47	15	62

Notes:

* Certain figures presented related to the Nine Months Ended February 26, 2023 may differ from those reflected in the Annual Report on Form 10-K due to rounding.

(1) Period Ended, As Reported: amounts represent the Lifecore segment as reported in the respective period periodic filings with the SEC.

(2) Restatements: amounts represent the restatement adjustments to the Lifecore segment as reported in the Form 10-K filed with the SEC on March 19, 2024.

(3) Adjustments: amounts represent the adjustments to the Lifecore segment as reported in the Form 8-K filed with the SEC on August 31, 2023.

(4) Period End, As Restated: amounts represent the restated/adjusted Lifecore segment for each of the respective reported period after giving effect to the Restatements and Adjustments

(5) Quarter and year ended May 28, 2023 Period Ended, as Reported figures represent amounts included in the Company's earnings release dated August 31, 2023.

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Lifecore BIOMEDICAL

Lifecore Segment Reconciliation: Net Income (Loss) from Continuing Operations to Adjusted EBITDA

($ in thousands)	Fiscal Year Ended May 30, 2021	Fiscal Year Ended May 29, 2022	Quarter Ended August 28, 2022	Quarter Ended November 27, 2022	Quarter Ended February 26, 2023	Nine Months Ended February 26, 2023	Quarter Ended May 28, 2023 (5)	Year Ended May 28, 2023 (5)
Period Ended, As Reported (1)								
Net income (loss) from continuing operations	$ 14,461	$ 16,675	$ 502	$ 916	$ 851	$ 2,269	$ 2,780	$ 5,049
Interest income	-	72	15	16	16	47	15	62
Income tax expense (benefit)	4,568	5,266	158	290	268	716	554	1,270
Depreciation and amortization	5,502	6,673	1,771	1,843	1,878	5,492	2,016	7,508
Total EBITDA	24,531	28,542	2,416	3,033	2,981	8,430	5,335	13,765
Non-recurring charges (5)	-	387	60	66	60	186	750	936
Total Adjusted EBITDA	$ 24,531	$ 28,929	$ 2,476	$ 3,099	$ 3,041	$ 8,616	$ 6,085	$ 14,701
Restatement / adjustments (2,3)								
Net income (loss) from continuing operations	(573)	(39)	31	(697)	2,557	1,891	(2,058)	(167)
Interest income	-	-	-	-	-	-	-	-
Income tax expense (benefit)	(482)	(3,824)	(158)	(290)	(288)	(736)	1,009	273
Depreciation and amortization	-	83	30	31	31	92	(74)	18
Restructuring and other non-recurring charges	-	-	-	-	200	200	(34)	166
Period Ended, As Restated (2)								
Net income (loss) from continuing operations	$ 13,888	$ 16,636	$ 533	$ 219	$ 3,408	$ 4,160	$ 722	$ 4,882
Interest income	-	72	15	16	16	47	15	62
Income tax expense (benefit)	4,086	1,442	-	-	(20)	(20)	1,563	1,543
Depreciation and amortization	5,502	6,756	1,801	1,874	1,909	5,584	1,942	7,526
Total EBITDA	23,476	24,762	2,319	2,077	5,281	9,677	4,212	13,889
Non-recurring charges (6)	-	387	60	66	260	386	716	1,102
Total Adjusted EBITDA	**$ 23,476**	**$ 25,149**	**$ 2,379**	**$ 2,143**	**$ 5,541**	**$ 10,063**	**$ 4,928**	**$ 14,991**
Other Segment Adjusted EBITDA, As Restated (7)	(8,276)	(7,345)	(1,867)	(1,845)	(1,964)	(5,676)	(2,077)	(7,753)
Consolidated Adjusted EBITDA, As Restated	$ 15,200	$ 17,804	$ 512	$ 298	$ 3,577	$ 4,387	$ 2,851	$ 7,238

Notes:

* Certain figures presented related to the Nine Months Ended February 26, 2023 may differ from those reflected in the Annual Report on Form 10-K due to rounding.

(1) Period Ended, As Reported: amounts represent the Lifecore segment as reported in the respective period periodic filings with the SEC.

(2) Restatements: amounts represent the restatement adjustments to the Lifecore segment as reported in the Form 10-K filed with the SEC on March 19, 2024.

(3) Adjustments: amounts represent the adjustments to the Lifecore segment as reported in the Form 8-K filed with the SEC on August 31, 2023.

(4) Period End, As Restated: amounts represent the restated/adjusted Lifecore segment for each of the respective reported period after giving effect to the Restatements and Adjustments.

(5) Quarter and year ended May 28, 2023 Period Ended, as Reported figures represent amounts included in the Company's earnings release dated August 31, 2023.

(6) Non-recurring charges: primarily related to one-time expenses incurred in the Lifecore production process.

(7) Other Segment Adjusted EBITDA, As Restated: amounts represent the restated/adjusted Other segment for each of the respective reported periods after giving effect to the Restatements and Adjustments.

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Lifecore BIOMEDICAL